SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                  (AMENDING FORM 8-K FILED ON AUGUST 9, 2000)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) August 9, 2000 (August 8, 2000)
                                                 -------------------------------

                                  IDACORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Idaho                       1-14465                   82-0505802
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


1221 W. Idaho Street, Boise, ID                                       83702-5627
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (208) 388-2200
                                                    ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On August 8, 2000, IDACORP, Inc. (the "Company") announced a share repurchase program to acquire up to 350,000 of its outstanding shares of common stock, $2.50 par value per share (the "Common Stock") over up to a 12 month period. The purchases may be made in open market transactions, including block purchases, or in privately negotiated transactions. The shares to be repurchased represent less than 1% of the Company's 37.6 million shares outstanding as of August 8, 2000. The stock may be purchased from time to time as the Company's financial condition and market conditions permit. There is no assurance as to the actual number of shares that will be repurchased under the program and, in fact, the program can be suspended by the Board of Directors at any time. The Company will use its cash on hand or short term borrowings to acquire the shares. Repurchased shares will be used for ongoing and future acquisitions or other corporate purposes, including the acquisition of RMC Holdings, Inc. The Company previously filed a Form 8-K regarding this transaction on August 9, 2000, but is filing this Amendment No. 1 to Form 8-K in order to evidence the amended press release which was released by the Company on that date.

     This news release may contain forward-looking statements regarding the Company's current expectations. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from the expectations. These risks and uncertainties include, in addition to those discussed herein, all of the factors discussed in the Company's Annual Report on Form 10-K for the year 1999 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IDACORP, INC.

Dated: August 9, 2000
                                By: /s/ J. LaMont Keen
                                Name: J. LaMont Keen
                                Title: Senior Vice President of Administration and Chief Financial Officer

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

                                  Exhibit Index

Exhibit Number           Description

99.1              Press Release of IDACORP, Inc. issued on August 8, 2000.

Aug. 8, 2000  FOR IMMEDIATE RELEASE
Russ Jones (208) 388-2217

IDACORP Announces Plans To Repurchase Stock

BOISE - IDACORP, Inc. (NYSE:IDA) today announced its intention to repurchase up to 350,000 shares of outstanding common stock in open market transactions, including block purchases, or in privately negotiated transactions.

The company's board of directors approved the stock repurchase program as part of the acquisition of Rocky Mountain Communications, Inc.

The stock repurchases will be made in compliance with the Securities and Exchange Commission's Rule 10b-18, and will be dependent upon market conditions and the availability of common stock. The shares to be repurchased represent less than 1 percent of the company's 37.6 million shares outstanding as of Aug. 8.

"The company will purchase outstanding shares and distribute them to current RMCI shareowners as partial payment for the RMCI acquisition that we announced last week," said Senior Vice President and Chief Financial Officer J. LaMont Keen. "This structure is intended to provide a tax advantage to RMCI owners without diluting IDACORP earnings per share through the issuance of new shares."

Keen said the stock may be purchased from time to time as the company's financial condition and market conditions permit. There is no assurance as to the actual number of shares that will be repurchased under the program and, in fact, the program can be suspended by the board at any time.

IDACORP,  Inc.,  formed  in 1998,  is the  holding  company  over the  regulated electric utility, Idaho Power Company, and the non-regulated activities of Ida-West Energy Company, its independent power project management and development arm; IDACORP Energy, a marketer of energy and energy-related products and services; IDACORP Services, a marketer of products and services to residential and business customers; IDACORP Financial Services, which makes non-utility investments, primarily in affordable housing projects; and IDACORP Technologies, a subsidiary focused on new, clean energy technologies.

This news release may contain forward-looking statements regarding the company's current expectations. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, in addition to those discussed herein, all of the factors discussed in the company's Annual Report on Form 10-K for the year 1999 and the quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2000. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year.

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